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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 29, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-10702               34-1531521
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 (State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)               File Number)         Identification No.)



           500 Post Road East, Suite 320, Westport, Connecticut      06880
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               (Address of Principal Executive Offices)          (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 8.01.  Other Events.

     As previously announced, Terex Corporation ("Terex" or the "Company") hosted a conference at MINExpo International 2004 on September 28, 2004 in Las Vegas, Nevada for analysts and investors to review mining industry trends and recent developments.

     A replay of Terex's presentation is being made available on the Company's website, www.terex.com, in the "Investors" section of the website. In addition, a copy of Terex's slide presentation from this conference is also available in the "Investors" section of the website.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 29, 2004


                                          TEREX CORPORATION


                                          By:  /s/ Jeffrey A. Gershowitz
                                               Jeffrey A. Gershowitz
                                               Vice President





















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